CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Julian Sluyters, Chief Executive Officer of The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 7, 2005                 /s/ Julian Sluyters
     ------------------------          -----------------------------------------
                                       Julian Sluyters, Chief Executive Officer
                                       (principal executive officer)

I, Marie Glassman, Treasurer, Principal Financial Officer and Accounting Officer of The Topiary Fund for Benefit Plan Investors (BPI) LLC (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: December 7, 2005                 /s/ Marie Glassman
     ------------------------          -----------------------------------------
                                       Marie Glassman, Treasurer, Principal
                                       Financial Officer and Accounting Officer
                                       (principal financial officer)